UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2011

Piedmont Office Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34626

Maryland	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11695 Johns Creek Parkway
Suite 350
Johns Creek, GA 30097-1523
(Address of principal executive offices, including zip code)

770-418-8800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 30, 2011 the Board of Directors of Piedmont Office Realty Trust, Inc. (the “Registrant”) approved Articles Supplementary and Articles of Amendment to the Registrant's Third Articles of Amendment and Restatement. Together, the Articles Supplementary and Articles of Amendment (1) reclassify and designate all of the Registrant's authorized but unissued shares of Class B Common Stock as Class A Common Stock and then (2) change the designation of the Registrant's Class A Common Stock to Common Stock. The Articles Supplementary and Articles of Amendment, which are attached hereto as Exhibits 3.1 and 3.2, respectively, were each filed with the State Department of Assessments and Taxation of Maryland on June 30, 2011 and were effective upon filing.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 30, 2011, the Registrant held its annual meeting of stockholders in Alpharetta, Georgia. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

The following matters were submitted to a vote of the stockholders:

The Registrant’s stockholders elected the following individuals to its board of directors for one-year terms expiring in 2012:

Name	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes
W. Wayne Woody	72,962,628	858,403	57,724,176
Michael R. Buchanan	72,915,552	905,479	57,724,176
Wesley E. Cantrell	72,661,057	1,159,974	57,724,176
William H. Keogler, Jr.	72,863,927	957,104	57,724,176
Frank C. McDowell	72,853,169	967,862	57,724,176
Donald A. Miller, CFA	72,971,259	849,772	57,724,176
Donald S. Moss	72,728,338	1,092,693	57,724,176
Jeffery L. Swope	72,854,007	967,024	57,724,176

The Registrant’s stockholders voted to ratify the appointment of Ernst and Young, LLP, as independent registered public accountants for 2011, as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained
130,384,944	460,984	699,278

The Registrant's stockholders voted to approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
70,195,110	2,518,559	1,107,362	57,724,176

The Registrant's stockholders indicated their preference, on an advisory basis, for holding future advisory votes on executive compensation on an annual basis, as follows:

Number of Shares Voted for Three Years	Number of Shares Voted for Two Years	Number of Shares Voted for Annual	Number of Shares Abstained	Broker Non-Votes
33,615,360	1,211,772	38,182,133	811,766	57,724,176

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.

Date: July 6, 2011	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description
3.1	Articles Supplementary of Piedmont Office Realty Trust, Inc. effective June 30, 2011
3.2	Articles of Amendment of Piedmont Office Realty Trust, Inc. effective June 30, 2011